UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 6, 2024

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2024, the Board of Directors (the “Board”) of SJW Group (the “Company”) appointed Ann P. Kelly as the Chief Accounting Officer and Principal Accounting Officer of the Company, effective November 12, 2024. On November 6, 2024, Ms. Kelly was also appointed as the Chief Accounting Officer of San Jose Water Company and The Connecticut Water Company, both subsidiaries of the Company, effective November 12, 2024. Ms. Kelly will replace Andrew F. Walters in his role as the Interim Principal Accounting Officer of the Company. Mr. Walters will continue in his roles as the Chief Financial Officer and Treasurer of the Company.

Ms. Kelly, age 54, served as Executive Vice President Finance and Chief Financial Officer of American Electric Power ("AEP") from November 2022 to September 2023. AEP is a publicly traded company that supplies its customers with electricity in eleven states of the United States. Previously, Ms. Kelly served in various roles of increasing responsibility from December 2014 to November 2022 at UGI Corporation (“UGI”) and its subsidiaries, a natural gas, propane, and electric power distribution company, last serving as Vice President Finance and Chief Financial Officer, AmeriGas Propane, a UGI subsidiary. She graduated with a M.B.A. in finance from Villanova University, and a B.A. in accounting from Ohio Wesleyan University.

In connection with the appointment of Ms. Kelly as Chief Accounting Officer and Principal Accounting Officer of the Company, the Executive Compensation Committee of the Board approved the following components of her compensation: annual base salary of $425,000, and target annual incentive cash compensation of thirty percent (30%) of base salary. In addition, the Executive Compensation Committee approved a resolution setting the dollar amounts represented by shares of the Company’s common stock subject to a service-based restricted stock unit (“RSU”) award at $350,000, and shares subject to 2025 service- and performance-based RSU awards at $148,750, each to be granted to Ms. Kelly in accordance with the terms of the Company's 2023 Long-Term Incentive Plan.

Item 7.01	Regulation FD Disclosure.
On November 12, 2024, the Company issued a press release announcing the appointment of Ms. Kelly as described above. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 of Form 8-K by reference. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

99.1	Press Release, dated November 12, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: November 12, 2024	/s/ Andrew F. Walters
Andrew F. Walters, Chief Financial Officer and Treasurer